Dreyfus Balanced Fund, Inc.

SEMIANNUAL REPORT
February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Financial Futures

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                    Dreyfus Balanced Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Balanced Fund, Inc., covering the six-month period from September 1, 2000 through February 28, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

While   most   bond   market  sectors  fared  relatively  well  in  a  declining interest-rate environment, the large-cap segment of the stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 17% during the six-month reporting period. Many other major stock market indices declined as well. The reasons for the lackluster equity performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
March 15, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas Ramos, CFA, Portfolio Manager

How did Dreyfus Balanced Fund, Inc. perform relative to its benchmark?

For the six-month period ended February 28, 2001, Dreyfus Balanced Fund, Inc. produced a total return of -4.44%.(1) This compares with the performance of the fund' s Customized Blended Index, which produced a total return of -7. 69%. The Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), which comprised 60% of our blended index, provided a total return of -17.83% for the six months ended February 28, 2001.(2) The Lehman Brothers Aggregate Bond Index, which comprised 40% of our blended index, produced a total return of 7.50% for
the    same    period.(3)

We attribute the fund' s performance to a variety of successful investment decisions, which offset some of the effects of a declining stock market. These decisions enabled the fund to perform more strongly than our benchmark. However,
our   fixed-income   investments  underperformed  our  fixed-income  benchmark, detracting from the fund's performance.

What is the fund's investment approach?

On the equity side, the fund employs a value-oriented, bottom-up approach and invests primarily in mid- and large-size companies that we believe have above-average growth potential and are attractively valued relative to the market in general. While our investment universe generally consists of companies with market capitalizations of $1 billion or greater, we have tended to concentrate somewhat more on stocks with market capitalizations of $5 billion or greater.

On the fixed-income side, the fund invests in a well-diversified mix of debt instruments including corporate bonds, mortgage- and asset-backed securities, U.S. Treasuries and U.S. Government agency bonds, as well as commercial mortgage-backed securities. The fixed-income portion of the fund also includes cash and cash equivalents.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund' s asset allocation parameters provide the portfolio management team with the flexibility to respond to changing investment environments and to take advantage of a wide range of investment opportunities. The fund's equities allocation may range from 40% to 75%, and its fixed-income allocation may range from 25% to 60%. Typically, the fund's benchmark allocation will approximate 60% in equity investments and 40% in fixed-income investments. Of course, the fund's portfolio allocation could vary depending upon market and other conditions. Under adverse market conditions, the fund may invest up to 100% of its assets in cash and cash equivalents, including money market instruments.

What other factors influenced the fund's performance?

U.S. economic performance slowed throughout the period, causing a wide range of companies to post lower than expected earnings and to warn of future disappointments. Highly valued growth stocks, particularly in the technology sector, were among the hardest hit. However, we had already reduced the fund's technology holdings early in 2000 because valuations for most of the sector's stocks had climbed beyond levels we considered reasonable, as gauged by our investment discipline. Our remaining technology stocks performed relatively well
in    a    difficult    environment.

As growth stock prices fell, traditionally defensive stocks -- such as utilities, health care and financial services -- generally showed greater strength. The fund benefited from our decisions to allocate a relatively large percentage of assets to these sectors, and from our success in choosing individual stocks that performed relatively well. For example, our holdings in diversified energy companies, such as Coastal and Duke Energy, performed more than twice as well as the utility component of the S&P 500 Index. Our health care services and pharmaceutical companies, such as HCA Healthcare, Wellpoint Health Networks and Merck & Co., did nearly as well. Our value-oriented
financial   sector  holdings  further  boosted  returns.  On  the  other  hand,

the fund's performance suffered slightly from our relatively light positions in capital goods and transportation, two industry groups that advanced during the period.

The fund's bond portfolio was hurt by our relatively large position in corporate bonds and a relatively small position in more conservative U.S. Treasury securities. As U.S. economic growth slowed throughout the period, bond markets experienced a "flight to quality," in which investors bid up the prices of the safest, most conservative investments at the expense of higher yielding corporate securities. As a result, although our fixed-income investments provided a positive rate of return, it lagged our bond index.

What is the fund's current strategy?

As of February 28, 2001, the fund held fewer technology stocks than our blended index. We have also built relatively large positions in financial stocks, health care and utilities where we have found several attractively priced, quality investments that we believe are well positioned in the current investment environment. On the fixed-income side, our allocations among most sectors of the
bond   market   are   roughly   equivalent   to   those   of   our   benchmark.

March 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS


February 28, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--61.9%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERICAL SERVICES--1.0%

Lamar Advertising                                                                                11,500  (a)             474,375

McGraw-Hill Cos.                                                                                 27,000                1,591,920

                                                                                                                       2,066,295

CONSUMER NON-DURABLES--3.6%

Coca-Cola                                                                                        10,000                  530,300

Coca-Cola Enterprises                                                                            41,400                  939,780

Intimate Brands                                                                                  23,000                  363,400

Kimberly-Clark                                                                                   11,400                  815,100

Philip Morris Cos.                                                                               57,000                2,746,260

Procter & Gamble                                                                                 11,100                  782,550

UST                                                                                              31,000                  894,040

                                                                                                                       7,071,430

CONSUMER SERVICES--3.3%

Adelphia Communications, Cl. A                                                                    8,200  (a)             325,437

Cablevision Systems, Cl. A                                                                        8,000  (a)             620,800

Cendant                                                                                         119,500  (a)           1,563,060

Clear Channel Communications                                                                     16,520  (a)             944,118

Disney (Walt)                                                                                    21,300                  659,235

EchoStar Communications, Cl. A                                                                   12,800  (a)             334,400

USA Networks                                                                                     30,000  (a)             706,875

Viacom, Cl. B                                                                                    27,365  (a)           1,360,040

                                                                                                                       6,513,965

ELECTRONIC TECHNOLOGY--9.2%

Altera                                                                                           18,000  (a)             416,250

American Tower, Cl. A                                                                            47,600                1,377,544

Amkor Technology                                                                                 33,000  (a)             538,313

Analog Devices                                                                                   21,000  (a)             783,300

Applied Materials                                                                                 9,000  (a)             380,250

Cabletron Systems                                                                                27,300  (a)             367,185

Compaq Computer                                                                                  55,100                1,113,020

Dell Computer                                                                                    30,000  (a)             656,250

Gateway                                                                                          34,400  (a)             591,680

General Dynamics                                                                                  8,000                  545,440

Hewlett-Packard                                                                                  17,200                  496,220

Intel                                                                                            72,200                2,062,213

International Business Machines                                                                  22,000                2,197,800

Jabil Circuit                                                                                    17,000  (a)             382,160


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

KLA-Tencor                                                                                       14,000  (a)             500,500

LSI Logic                                                                                        31,000  (a)             499,410

Lucent Technologies                                                                              40,000                  463,600

Micron Technology                                                                                32,000  (a)           1,095,040

Motorola                                                                                         27,800                  421,726

National Semiconductor                                                                           14,400  (a)             294,048

Novellus Systems                                                                                 13,600  (a)             525,300

Sun Microsystems                                                                                 11,000  (a)             218,625

Tellabs                                                                                          15,000  (a)             653,438

Teradyne                                                                                         22,000  (a)             687,060

Texas Instruments                                                                                18,000                  531,900

United Technologies                                                                               7,400                  576,534

                                                                                                                      18,374,806

ENERGY MINERALS--4.1%

Anadarko Petroleum                                                                               25,000                1,562,500

Conoco, Cl. A                                                                                    17,000                  480,250

Exxon Mobil                                                                                      32,288                2,616,943

Ocean Energy                                                                                     27,000                  486,000

Royal Dutch Petroleum, ADR                                                                       22,700  (a)           1,324,091

Santa Fe International                                                                           26,000                  973,700

Texaco                                                                                           11,500                  737,150

                                                                                                                       8,180,634

FINANCE--11.9%

Allstate                                                                                         27,000                1,076,220

American Express                                                                                 17,900                  785,452

American General                                                                                  9,100                  693,784

American International Group                                                                     30,340                2,481,807

Bank of America                                                                                  15,300                  764,235

Bank of New York                                                                                 18,000                  932,040

Citigroup                                                                                        77,733                3,822,908

Federal Home Loan Mortgage                                                                       32,000                2,107,200

Federal National Mortgage Association                                                            26,600                2,120,020

FleetBoston Financial                                                                            26,600                1,097,250

Goldman Sachs Group                                                                               4,000                  367,000

Hartford Financial Services Group                                                                 7,000                  446,950

Household International                                                                          12,900                  747,168

John Hancock Financial Services                                                                  25,600                  880,640

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

J.P. Morgan Chase & Co.                                                                          28,920                1,349,407

MBNA                                                                                             11,000                  361,680

Morgan Stanley Dean Witter & Co.                                                                 18,600                1,211,418

Washington Mutual                                                                                13,000                  667,810

Wells Fargo                                                                                      33,000                1,638,120

                                                                                                                      23,551,109

HEALTH SERVICES--1.5%

HCA-Healthcare                                                                                   30,800                1,219,680

Healthsouth                                                                                      75,000  (a)           1,194,000

Wellpoint Health Networks                                                                         6,000  (a)             593,100

                                                                                                                       3,006,780

HEALTH TECHNOLOGY--5.6%

Abbott Laboratories                                                                              20,000                  979,800

American Home Products                                                                           24,500                1,513,365

Baxter International                                                                              9,000                  828,810

Bristol-Myers Squibb                                                                             23,900                1,515,499

Johnson & Johnson                                                                                16,100                1,567,013

Merck & Co.                                                                                      24,400                1,956,880

Pfizer                                                                                           34,000                1,530,000

Pharmacia                                                                                        11,183                  578,161

Teva Pharmaceutical Industries, ADR                                                               9,000                  573,750

                                                                                                                      11,043,278

INDUSTRIAL SERVICES--.9%

Schlumberger                                                                                     27,200                1,734,000

NON-ENERGY MINERALS--.3%

Alcoa                                                                                            17,000                  607,920

PROCESS INDUSTRIES--1.6%

Dow Chemical                                                                                     23,000                  754,630

International Paper                                                                              18,000                  677,880

Monsanto                                                                                         35,300                1,129,600

Rohm & Haas                                                                                      20,000                  735,000

                                                                                                                       3,297,110

PRODUCER MANUFACTURING--3.7%

Emerson Electric                                                                                  9,000                  602,100

General Electric                                                                                 93,000                4,324,500

Masco                                                                                            26,200                  612,294

Tyco International                                                                               33,700                1,841,705

                                                                                                                       7,380,599


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE--2.6%

Costco Wholesale                                                                                  6,200  (a)             258,850

Gap                                                                                              28,000                  762,720

Lowes                                                                                             7,600                  424,688

May Department Stores                                                                            20,600                  815,554

TJX Cos.                                                                                         53,400                1,632,972

Target                                                                                           30,600                1,193,400

                                                                                                                       5,088,184

TECHNOLOGY SERVICES--6.6%

AOL Time Warner                                                                                  22,700  (a)             999,481

Avaya                                                                                            25,583  (a)             358,162

Charter Communications, Cl. A                                                                    60,000  (a)           1,282,500

Computer Associates International                                                                37,900  (a)           1,182,101

Computer Sciences                                                                                20,600                1,230,026

Electronic Data Systems                                                                          39,500                2,521,285

KPMG Consulting                                                                                  13,900  (a)             320,568

Microsoft                                                                                        62,000  (a)           3,658,000

Oracle                                                                                           33,200  (a)             630,800

SunGard Data Systems                                                                             16,000                  891,200

                                                                                                                      13,074,123

TRANSPORTATION--.4%

Exelon                                                                                           12,000                  784,440

UTILITIES--5.6%

AES                                                                                              14,000  (a)             755,580

AT&T                                                                                             17,400                  400,200

AT&T--Liberty Media Group, Cl. A                                                                 60,000  (a)             882,000

BellSouth                                                                                        17,000                  713,320

Duke Energy                                                                                      34,000                1,385,500

El Paso                                                                                          11,736                  825,040

SBC Communications                                                                               36,400                1,736,280

Sprint (FON Group)                                                                               18,000                  402,480

TXU                                                                                              20,000                  824,800

Verizon Communications                                                                           32,096                1,588,752

Williams Cos.                                                                                    17,000                  708,900

WorldCom                                                                                         50,450  (a)             838,731

                                                                                                                      11,061,583

TOTAL COMMON STOCKS

   (cost $111,201,182)                                                                                               122,836,256

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES--34.4%                                                                       Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE--1.3%

Goodrich (BF), Notes,

   7%, 4/15/2038                                                                              1,753,000                1,565,496

Litton Industries, Deb.,

   6.75%, 4/15/2018                                                                             505,000                  465,344

Northrop Grumman, Deb.,

   9.375%, 10/15/2024                                                                           554,000                  602,927

                                                                                                                       2,633,767

BANKING--1.0%

Capital One Financial, Notes,

   7.25%, 5/1/2006                                                                              463,000                  451,733

First Union Capital I, Notes,

   Ser. A, 7.935%, 1/15/2007                                                                    676,000                  660,317

Royal Bank of Scotland Group, Bonds,

   Ser. 3, 7.816%, 12/31/2005                                                                   779,000                  816,286

                                                                                                                       1,928,336

BROADCASTING--.7%

Clear Channel Communications, Sr. Notes,

   7.65%, 9/15/2010                                                                           1,230,000                1,303,026

ELECTRIC POWER--.1%

Southern Energy, Sr. Notes,

   7.90%, 7/15/2009                                                                             177,000  (b)             175,924

ENTERTAINMENT--.2%

News American Holdings, Deb.,

   7.75%, 12/1/2045                                                                             527,000                  482,575

FINANCE--2.8%

Abbey National Capital Trust I, Bonds,

   8.963%, 6/30/2030                                                                          1,950,000                2,161,105

Dime Bancorp, Notes,

   9%, 12/19/2002                                                                               843,000                  873,886

Citicorp Capital II, Bonds,

   7.75%, 12/1/2036                                                                             625,000                  634,116

Household Finance, Notes,

   6.50%, 1/24/2006                                                                             938,000                  950,984

Salomon Smith Barney Holdings, Notes,

   6.50%, 2/15/2008                                                                             931,000                  938,563

                                                                                                                       5,558,654

INDUSTRIAL--2.2%

Pemex Finance, Notes,

   7.80%, 2/15/2013                                                                           3,000,000                3,260,865


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Yosemite Securities Trust I, Deb.,

   8.25%, 11/15/2004                                                                          1,000,000  (b)           1,046,943

                                                                                                                       4,307,808

INSURANCE--.4%

MONY Group, Sr. Notes,

   8.35%, 3/15/2010                                                                             759,000                  800,290

OIL & GAS DRILLING & EQUIPMENT--.4%

R&B Falcon, Sr. Notes,

   7.375%, 4/15/2018                                                                            831,000                  821,040

RETAIL--.2%

Saks, Notes,

   7.375%, 2/15/2019                                                                            542,000                  365,850

TELECOMMUNICATIONS--6.6%

AT&T, Notes,

   6.60%, 3/15/2029                                                                           1,440,000                1,205,424

British Telecommunications, Bonds,

   8.625%, 12/15/2030                                                                           484,000                  508,450

Cable & Wireless Optus Finance Property, Notes,

   8%, 6/22/2010                                                                              2,165,000  (b)           2,383,355

Koninklijke KPN, Sr. Unsub. Deb.,

   8.375%, 10/1/2030                                                                            999,000                  922,261

Marconi:

   Bonds, 8.375%, 9/15/2030                                                                     885,000                  839,839

   Notes, 7.75%, 9/15/2010                                                                      780,000                  764,249

Metronet Communications, Sr. Discount Notes,

   9.95%, 6/15/2008                                                                             550,000                  470,406

Sprint Capital, Bonds,

   6.875%, 11/15/2028                                                                         3,500,000                2,955,813

Vodafone, Notes,

   6.35%, 6/1/2005                                                                            3,000,000                3,026,640

                                                                                                                      13,076,437

TRANSPORTATION--1.4%

America West Airlines, Pass-Through Trust, Ctfs.,

   Ser. 1997, 1C, 7.53%, 1/2/2004                                                             2,713,606                2,722,738

OTHER--6.2%

Chase Mahattan-First Union National,

   Ser. 1999-1, Cl. A1, 7.134%, 7/15/2007                                                       660,019                  692,401

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78%, 9/17/2009                                                      1,130,000                1,153,835

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OTHER (CONTINUED)

First Union National Bank Commerical Mortgage,

   Ser. 2000-C2, Cl. A2, 7.202%, 9/15/2010                                                    1,800,000                1,928,813

GS Mortgage Securities,

   Ser. 2001, Cl. A1, 6.62%, 2/16/2016                                                        1,342,000                1,365,275

Heller Financial Commerical Mortgage Association,

   Ser. 2000-PH1, Cl. A2, 7.75%, 11/15/2009                                                     534,000                  582,512

JP Morgan Commerical Mortgage Finance,

   Ser. 2000-C10, Cl. C, 7.536%, 8/15/2032                                                    1,370,000                1,467,289

Litigation Settlement Monetized Fee Trust:

   Ser. 2001-1A, Cl. A1, 8.33%, 4/25/2031                                                       668,000  (b)             670,818

   Ser. 2001-1A, Cl. A2, 10.98%, 4/25/2031                                                      114,000  (b)             114,784

Meridian Funding, Notes,

   5.88%, 12/20/2005                                                                            790,000  (b)             790,901

NSCOR, Residential Mortgage Securities:

   Ser. 1997-11, B2, 7%, 8/25/2027                                                              337,117                  338,893

   Ser. 1998-2, B3, 6.50%, 2/25/2028                                                            726,720                  671,384

New York City Tax Lien,

  Collateralized Bonds,

   Ser. 1997-1D, 6.90%, 5/25/2005                                                               261,149  (b)             257,967

Residential Funding Mortgage Securities 1,

  Pass-Through Cfts., Ser. 1996-S22,

   Cl. M3, 8%, 10/25/2026                                                                     2,307,359                2,342,012

                                                                                                                      12,376,884

U.S. GOVERNMENT & AGENCIES--10.9%

Federal Farm Credit Bank, Bonds,

   6.80%, 10/12/2007                                                                            786,000                  842,019

Federal Home Loan Mortgage Corp.,

  Real Estate Mortgage Investment Conduilt,

   Ser. 1497,C1. FF, 6.50%, 8/15/2021                                                         1,650,000                1,667,969

Federal National Mortgage Association,

  Sub. Notes:

      6.25%, 2/1/2011                                                                            89,000                  92,341

      6.406%, 1/1/2011                                                                        1,349,109                1,372,719

      8%, 1/1/2000--11/1/2030                                                                 5,000,496                5,153,838

Government National Mortgage Association II,

  Ajustable Rate Mortage:

      6.50%, 4/1/2031                                                                         2,996,500  (c)           2,981,518

      7%, 3/20/2031                                                                           2,305,000  (c)           2,331,646

      7.50%, 3/20/2031                                                                        1,998,500  (c)           2,039,709

Tenn Valley Authority, Bonds:

   3.375%, 1/15/2007                                                                            607,000                  652,987

   Ser. A, 5.625%, 1/18/2011                                                                    400,000                  395,704


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

U.S. Treasury Notes:

   5%, 4/30/2001                                                                                750,000                  750,120

   5.50%, 8/31/2001                                                                           2,000,000                2,007,640

   5.75%, 8/15/2010                                                                             682,000                  719,224

   5%, 2/15/2011                                                                                589,000                  593,323

                                                                                                                      21,600,757

TOTAL BONDS AND NOTES

   (cost $66,284,903)                                                                                                 68,154,086
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--12.3%
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--4.9%

Equilon Enterprise,

   5.45%, 3/1/2001                                                                            2,300,000                2,300,000

Philip Morris,

   5.80%, 3/1/2001                                                                            2,500,000                2,500,000

Salomon Smith Barney,

   5.48%, 3/5/2001                                                                            2,500,000                2,498,475

UBS Finance,

   5.51%, 3/1/2001                                                                            2,500,000                2,500,000

                                                                                                                       9,798,475

U.S. TREASURY BILLS--7.4%

   5.91%, 3/1/2001                                                                              412,000                  412,000

   5.73%, 3/22/2001                                                                           1,500,000  (d)           1,495,815

   5.06%, 4/5/2001                                                                              925,000  (d)             920,653

   5.08%, 4/19/2001                                                                             324,000                  321,803

   4.97%, 4/26/2001                                                                           3,729,000  (d)           3,700,921

   4.90%, 5/3/2001                                                                            3,418,000                3,389,460

   4.70%, 5/10/2001                                                                           2,688,000                2,663,378

   4.86%, 5/17/2001                                                                           1,819,000                1,800,810

                                                                                                                      14,704,840

TOTAL SHORT-TERM INVESTMENTS

   (cost $24,500,075)                                                                                                 24,503,315
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $201,986,160)                                                            108.6%              215,493,657

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (8.6%)             (17,083,863)

NET ASSETS                                                                                       100.0%              198,409,794

(A) NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATON UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THESE SECURITIES MAY BE SOLD IN TRANSACTION EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT FEBRUARY 28, 2001, THESE
     SECURITIES AMOUNTED TO $5,440,692 OR APPROXIMATELY 2.7% OF NET ASSETS.

(C)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(D)  PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR
     OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

February 28, 2001 (Unaudited)

                                                                                                                       Unrealized

                                                                 Market Value                                        Appreciation
                                                                   Covered by                                      (Depreciation)
                                            Contracts           Contracts ($)                  Expiration        at 2/28/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG:

Standard & Poor's                                  96              29,808,000                  March 2001              (3,164,250)

U.S. Treasury 5 year Notes                         31               3,256,938                   June 2001                   2,891

FINANCIAL FUTURES SHORT:

U.S. Treasury Bonds                               102              10,738,688                   June 2001                (42,000)

                                                                                                                      (3,203,359)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           201,986,160   215,493,657

Cash                                                                    570,562

Receivable for investment securities sold                            20,683,671

Interest and dividends receivable                                     1,072,420

Receivable for shares of Common Stock subscribed                        140,624

Prepaid expenses                                                         12,851

                                                                     237,973,785
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           200,919

Payable for investment securities purchased                          38,706,207

Payable for futures variation margin--Note 4(a)                         566,884

Payable for shares of Common Stock redeemed                               7,891

Accrued expenses                                                         82,090

                                                                     39,563,991
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      198,409,794
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     184,182,988

Accumulated undistributed investment income--net                      1,709,071

Accumulated net realized gain (loss) on investments                   2,213,597

Accumulated net unrealized appreciation (depreciation)
   on investments [including ($3,203,359) net unrealized
   (depreciation) on financial futures]--Note 4(b)                   10,304,138
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      198,409,794
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      13,354,325

NET ASSET VALUE, offering and redemption price per share ($)              14.86

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             3,153,767

Cash dividends                                                         587,989

TOTAL INCOME                                                         3,741,756

EXPENSES:

Management fee--Note 3(a)                                              586,523

Shareholder servicing costs--Note 3(b)                                 107,644

Professional fees                                                       36,813

Prospectus and shareholders' reports                                    36,416

Custodian fees--Note 3(b)                                               19,608

Registration fees                                                       12,490

Directors' fees and expenses--Note 3(c)                                  8,804

Loan commitment fees--Note 2                                             3,424

Miscellaneous                                                            2,563

TOTAL EXPENSES                                                         814,285

INVESTMENT INCOME--NET                                               2,927,471
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

   Long transactions                                                 4,027,810

   Short sale transactions                                              48,557

Net realized gain (loss) on financial futures                         (890,648)

NET REALIZED GAIN (LOSS)                                             3,185,719

Net unrealized appreciation (depreciation) on investments
   [including ($3,184,406) net unrealized (depreciation)
   on financial futures]                                           (15,300,282)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (12,114,563)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (9,187,092)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2001          Year Ended
                                               (Unaudited)    August 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,927,471            4,827,588

Net realized gain (loss) on investments         3,185,719            8,434,251

Net unrealized appreciation (depreciation)
   on investments                             (15,300,282)           9,377,900

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (9,187,092)          22,639,739
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (2,722,050)          (4,922,706)

Net realized gain on investments              (7,548,675)         (17,907,317)

TOTAL DIVIDENDS                              (10,270,725)         (22,830,023)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  35,082,177          54,508,634

Dividends reinvested                           10,024,117          22,248,309

Cost of shares redeemed                      (25,816,704)         (66,203,885)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            19,289,590           10,553,058

TOTAL INCREASE (DECREASE) IN NET ASSETS        (168,227)           10,362,774
--------------------------------------------------------------------------------
NET ASSETS ($):

Beginning of Period                           198,578,021          188,215,247

END OF PERIOD                                 198,409,794          198,578,021

Undistributed investment income--net            1,709,071            1,503,650
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,266,265           3,393,326

Shares issued for dividends reinvested            674,712           1,423,419

Shares redeemed                               (1,681,258)          (4,119,745)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,259,719             697,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended
                                        February 28, 2001                                   Year Ended August 31,
                                                                   -----------------------------------------------------------------
                                               (Unaudited)          2000         1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.42         16.51         15.19         18.15          15.13         15.61

Investment Operations:

Investment income--net                                 .23(a)        .41(a)        .42(a)        .47            .45           .51

Net realized and unrealized
   gain (loss) on investments                         (.96)         1.54          2.43          (.88)          3.65           .29

Total from Investment Operations                      (.73)         1.95          2.85          (.41)          4.10           .80

Distributions:

Dividends from investment
   income--net                                       (.22)          (.43)         (.45)         (.46)          (.44)         (.53)

Dividends from net realized
   gain on investments                               (.61)         (1.61)        (1.08)        (2.09)          (.64)         (.75)

Total Distributions                                  (.83)         (2.04)        (1.53)        (2.55)         (1.08)        (1.28)

Net asset value, end of period                      14.86          16.42         16.51         15.19          18.15         15.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (4.44)(b)      12.62         19.37         (2.99)         28.06          5.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                              .41(b)         .96           .94           .91            .96          1.00

Ratio of interest expense
   and loan commitment fees
   to average net assets                              .00(b,c)       .00(c)        .03            --             --            --

Ratio of net investment income
   to average net assets                             1.49(b)        2.54          2.62           2.76          2.71          3.37

Portfolio Turnover Rate                            192.37(b)      160.38        162.40         177.85        235.56        186.23
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    198,410        198,578       188,215        359,521       347,259       269,869

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth and current income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities
market.    In    the    absence    of    reported
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $7,603 during the period ended February 28, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2001,
the    fund    did    not    borrow    under    the    Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's
average    daily    net    assets    for    certain    allocated
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance
of    shareholder    accounts.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2001, the fund was charged $23,489 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2001, the fund was charged $19,608 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended February 28, 2001, the fund incurred total brokerage commissions of $81,122, of which $1,880 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.


NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended February 28, 2001:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       376,724,144          391,432,014

Short sale transactions                     706,220              754,777

     TOTAL                              377,430,364          392,186,791

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. At February 28, 2001, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are
closed,    the    fund
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 28, 2001 are set forth in the Statement of Financial Futures.

(b) At February 28, 2001, accumulated net unrealized appreciation on investments
and   financial   futures  was  $10,304,138,  consisting  of  $20,548,221  gross unrealized appreciation and $10,244,083 gross unrealized depreciation.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                      For More Information

                        Dreyfus Balanced Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  222SA0201